Exhibit 10.2

SHIFT TECHNOLOGIES, INC.

2020 OMNIBUS EQUITY COMPENSATION PLAN

AMENDMENT TO RSU AGREEMENT

THIS AMENDMENT (this “Amendment”) is made to that certain RSU Agreement dated February 2, 2021, between Shift Technologies, Inc., a Delaware corporation (the “Company”), and George Arison (“Grantee”) (the “RSU Agreement). This Amendment is effective April 5, 2021 (the “Amendment Effective Date”). All capitalized terms used herein that are not otherwise defined have the same meaning given to them in the Plan or the RSU Agreement, as applicable.

As of the Amendment Effective Date, the parties to the RSU Agreement, for good and valuable consideration, the receipt of which is hereby acknowledged, agree to the following changes to the RSU Agreement. This Amendment rescinds and cancels 1,044,272 RSUs as set forth below.

1.	Section 1 is amended to replace “3,044,272” with “2,000,000.”

2.	Section 2 is amended to replace “2,283,204” with “1,238,932.”

3.	283,204 unvested Time RSUs granted pursuant to Section 2(a)(i)(a) are rescinded and cancelled, such that the 1,238,932 aggregate Time RSUs granted pursuant to such Section 2(a)(i)(a) (as amended) shall vest or have vested, as applicable, in accordance with the following schedule:

190,267	Jan. 12, 2021
190,267	Apr. 12, 2021
190,267	Jul. 12, 2021
190,267	Oct. 12, 2021
190,267	Jan. 12, 2022
190,267	Apr. 12, 2022
97,330	Jul. 31, 2022

4.	The entire 761,068 Time RSU grant pursuant to Section 2(a)(i)(b) is rescinded and cancelled.

5.	The remainder of the RSU Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Amendment, and the Grantee has placed his or her signature hereon, effective as of the Amendment Effective Date.

SHIFT TECHNOLOGIES, INC.

By:	/s/ Tobias Russell
Signature

Name:	Tobias Russell

Title:	Co-Chief Executive Officer

Date:	April 5, 2021

I hereby agree to the terms of this Amendment. I further agree that all of the decisions and interpretations of the Company with respect thereto shall be final and binding.

GRANTEE:

By:	/s/ George Arison
Signature

Name:	George Arison
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